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                                                                Exhibit 10(lxxx)


                                 AMENDMENT NO. 2
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              UNFUNDED BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)

         NACCO Materials Handling Group, Inc. adopts this Amendment No. 2 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective January 1, 1999) (the "Plan"), effective September 1, 1999. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1

         Section 2.8 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 2.8. EMPLOYER shall mean the Company, NACCO Industries, Inc., NACCO Materials Handling Group, Ltd., NACCO Materials Handling, B.V. and NACCO Materials Handling, S.r.l.

                                    SECTION 2

         Section 2.14(d) of the Plan is hereby amended in its entirety to read as follows:

         "(d) For purposes of Section 3.6 of the Plan, the term 'Participant' means an Employee (i) who is a participant in the LTIP Plan, (ii) who, both at the time the deferral election is required and at the time the deferral becomes effective, is (a) a U.S. citizen, (b) a nonresident alien who is covered on a U.S. payroll or (c) a citizen or resident of the United Kingdom (referred to herein as the 'UK Participants') and (ii) whose total annual Compensation from the Controlled Group for the Plan Year in which a deferral election is required was at least $100,000."

                                    SECTION 3

         Sections 3.6(a) and 3.6(a)(i) of the Plan are hereby amended in their entirety to read as follows:

         "(a) AMOUNT. Each Participant (as defined in Section 2.14(d)) may, with the consent of the Company, by completing an approved deferral election form, direct his Employer:

     (i) to reduce an Award (as that term is defined in the LTIP Plan) payable under the LTIP Plan by a specified dollar amount or percentage and thereby extinguish his entitlement under the LTIP Plan to so much of an Award as is covered by the election form; and".

                                    SECTION 4

         Section 4.1(e) of the Plan is hereby amended in its entirety to read as follows:



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         "(e) Credits to an LTIP Deferral Sub-Account for the LTIP Deferral
Benefits described in Section 3.6, which shall be credited to the Sub-Account as soon as practicable following the time the Award would otherwise be payable to the Participant under the LTIP Plan."

                                    SECTION 5

         Section 6.1(a) of the Plan is hereby amended (a) by adding the phrase "Subject to the provisions of the following sentence, " to the beginning thereof, and (b) adding the following new sentence to the end thereof to read as follows:

         "Notwithstanding the foregoing, a UK Participant shall always be 100% vested in the amounts credited to his LTIP Deferral Sub-Account but this does not give rise to any right or entitlement (whether legal, equitable or otherwise) to payment or distribution otherwise than in accordance with Article VII or Article VIII of the Plan."

                                    SECTION 6

         Section 9.2 of the Plan is hereby amended by adding the following provisions to the end thereof, to read as follows:

         "The amount standing to the credit of any UK Participant's Sub-Account is purely notional and affects only the calculation of benefits payable to or in respect of him. It does not give the UK Participant any right or entitlement (whether legal, equitable or otherwise) to any particular assets held for the purposes of the Plan or otherwise."




                                                NACCO MATERIALS HANDLING
                                                GROUP, INC.



                                                By:  /s/  Michael L. Smith
                                                   -----------------------------
Date: 10/8/99                                             Title: VP Finance
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